                                                                     EXHIBIT 1.1



                               2,150,000 SHARES


                                 EPITAXX, INC.


                             CLASS A COMMON STOCK


                            UNDERWRITING AGREEMENT
                            ----------------------


                                                          ____________ ___, 1998

COWEN & COMPANY
CIBC OPPENHEIMER CORP.
DAIWA SECURITIES AMERICA INC.
     As Representatives of the several Underwriters
c/o Cowen & Company
Financial Square
New York, New York 10005


Dear Sirs:

 1   Introductory.  EPITAXX, Inc., a Delaware corporation (the "Company"), an
      ------------                                               -------
indirect, wholly-owned subsidiary of Nippon Sheet Glass Co., Ltd. (the "Parent"), proposes to sell, pursuant to the terms of this Agreement, to the several underwriters named in Schedule A hereto (the "Underwriters," or, each,
                              ----------              ------------
an "Underwriter"), an aggregate of 2,150,000 shares of Class A Common Stock, par
    -----------
value $.01 (the "Common Stock"), of the Company.  The aggregate of 2,150,000
                 ------------
shares so proposed to be sold is hereinafter referred to as the "Firm Stock".
                                                                 ----------
The Company also proposes to sell to the Underwriters, upon the terms and conditions set forth in Section 4, up to an additional 322,500 shares of Common
                        ---------
Stock (the "Optional Stock").  The Firm Stock and the Optional Stock are
            --------------
hereinafter collectively referred to as the "Stock".  Cowen & Company ("Cowen"),
                                             -----                      -----
CIBC Oppenheimer Corp. ("Oppenheimer") and Daiwa Securities America Inc.
                         -----------
("Daiwa") are acting as Representatives of the several Underwriters and in such
  -----
capacity are hereinafter referred to as the "Representatives".
                                             ---------------

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 2   Representations and Warranties of the Company and the Parent.
      ------------------------------------------------------------

(i) The Company and the Parent, jointly and severally, represent and warrant to, and agree with, the several Underwriters that:

    (i) A registration statement on Form S-1 (File No. 333-4484[3]), as amended by one or more pre-effective amendments thereto, including any preeffective prospectuses included as part of the registration statement as originally filed or as part of any amendment, copies of which registration statement and amendment(s) have heretofore been delivered to the Representatives, has been carefully prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and
     --------------                                        ---------
    Regulations") of the Securities and Exchange Commission (the "Commission")
    -----------                                                   ----------
    thereunder, and has been filed with the Commission under the Securities Act. The term "Registration Statement" as used in this Agreement means such
              ----------------------
    registration, including all financial statement schedules and exhibits, as heretofore amended (or, if not yet effective, in the form in which it shall become effective) and, if any post-effective amendment thereto is filed, such registration statement as so amended, together with any information permitted to be omitted from the registration statement when it becomes effective pursuant to Rule 430A under the Securities Act and deemed to be included therein as provided by said Rule 430A. The term "Registration
                                                              ------------
    Statement" as used in this Agreement shall also include any registration
    ---------
    statement relating to the Stock that is filed and declared effective pursuant to Rule 462(b) under the Securities Act. The term "Prospectus" as
                                                                ----------
    used in this Agreement means the prospectus in the form included in the Registration Statement, or, (A) if the prospectus included in the Registration Statement omits information in reliance on Rule 430A under the Securities Act and such information is included in a prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act, the term "Prospectus" as used in this Agreement means the prospectus in the form
     ----------
    included in the Registration Statement as supplemented by the addition of the Rule 430A information contained in the prospectus filed with the Commission pursuant to Rule 424(b) and (B) if prospectuses that meet the requirements of Section 10(a) of the Securities Act are delivered pursuant to Rule 434 under the Securities Act, then (i) the term "Prospectus" as used in this Agreement means the
                            ----------
    "prospectus subject to completion" (as such term is defined in Rule 434(g)
     --------------------------------
    under the Securities Act) as supplemented by (a) the addition of Rule 430A information or other information contained in the form of prospectus delivered pursuant to Rule 434(b)(2) under the Securities Act or (b) the information contained in the term sheet described in Rule 434(b)(3) under the Securities Act, and (ii) the date of such prospectus shall be deemed to be the date of the term sheet. The term "Preeffective Prospectus" as used in
                                             -----------------------
    this Agreement means the prospectus subject to completion in the form included in the Registration Statement at the time of the initial filing of the Registration Statement with the Commission, and as such prospectus shall have been amended from time to time prior to the date of the Prospectus.

    (ii) The Commission has not issued or threatened to issue any order preventing or suspending the use of any Preeffective Prospectus, and, at its date of issue, each Preeffective Prospectus conformed in all material respects with the requirements of the Securities Act and did not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and, when the Registration Statement became or becomes effective and at all times subsequent thereto up to and including the Closing Dates (as defined below), the Registration Statement and the Prospectus and any amendments or supplements thereto contained and will contain all material statements and information required to be included therein by the Securities Act and conformed and will conform in all material respects to the requirements of the Securities Act; and neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, included or will include any untrue statement of a material fact or omitted or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations,
                          --------  -------
    warranties and agreements shall not apply to information contained in or omitted from any Preeffective Prospectus or the Registration Statement or the Prospectus or any such amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter, directly or through the Representatives, specifically for use in the preparation thereof; there is no franchise, lease, contract, agreement or document required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described therein or filed as required; and all descriptions of any such franchises, leases, contracts, agreements or documents contained in the Registration Statement are accurate and fair descriptions of such documents in all material respects. The Company acknowledges and agrees that the only information furnished to the Company by or on behalf of any Underwriter specifically for use in any Preeffective Prospectus, the Registration Statement, the Prospectus or any amendment or supplement thereto is that information contained in the last paragraph on the cover page of the Prospectus, the stabilization legend on the inside front cover of the Prospectus and the information in the third paragraph, the first sentence of the seventh paragraph and the eighth paragraph under the caption "Underwriting" in the Prospectus.
     ------------

    (iii) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, and except as set forth or contemplated in the Prospectus, neither the Company nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent, not in the ordinary course of business or entered into any transaction not in the ordinary course of business, and there has not been any material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries taken as a whole or any change in the capital stock or short-term or long-term debt of the Company or any of its subsidiaries.

    (iv) The financial statements, together with the related notes and schedules, set forth in the Prospectus and elsewhere in the Registration Statement fairly present, on the basis stated in the Registration Statement, the financial position and the results of operations and changes in financial position of the entities shown thereby at the respective dates and for the respective periods therein specified. Such financial statements and related notes and schedules have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as may be set forth in the Prospectus. The selected and summary financial and statistical data set forth in the Prospectus and elsewhere in the Registration Statement fairly present the information set forth therein and have been compiled on a basis substantially consistent with the financial statements presented therein.

    (v) KPMG Peat Marwick LLP, who has expressed its opinion on the audited financial statements and schedules included in the Registration Statement and the Prospectus, are independent public accountants as required by the Securities Act and the Rules and Regulations.

    (vi) The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing as corporations under the laws of their respective jurisdictions of organization, with full power and authority (corporate and other) to own or lease their respective properties and to conduct their respective businesses as described in the Prospectus; the Company and each of its subsidiaries are in possession of and operating in compliance with all material franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders required for the conduct of their respective business as described in the Prospectus, all of which are valid and in full force and effect; and the Company and each of its subsidiaries are duly qualified to do business and in good standing as foreign corporations in all other jurisdictions where their ownership or leasing of properties or the conduct of their respective businesses as described in the Prospectus requires such qualification except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries taken as a whole. The Company and each of its subsidiaries have all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public regulatory or governmental agencies and bodies to own, lease and operate their respective properties and to conduct their respective businesses as now being conducted and as described in the Registration Statement and the Prospectus, and no such consent, approval, authorization, order, registration, qualification, license or permit contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus. The Company is the sole stockholder of EPITAXX FSC Inc., a U.S. Virgin Islands foreign sales corporation ("EPITAXX FSC"), and owns all of the capital stock of EPITAXX FSC free and clear of all liens, encumbrances and defects. Other than EPITAXX FSC, the Company does not own or control, directly or indirectly, any other corporation, association or other entity.

    (vii) The Company's authorized and outstanding capital stock is on the date hereof, and will be on the Closing Dates, as set forth under the heading "Capitalization" in the Prospectus; the outstanding shares of
             --------------
    capital stock conform to the description thereof in the Prospectus, have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of or subject to any preemptive rights or similar rights to subscribe for or purchase securities. Except as disclosed in or contemplated by the Prospectus, the Company does not have outstanding any options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase any securities or obligations convertible into, or any contracts or commitments to issue or sell shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock option plans, the options granted or exercised thereunder and any other outstanding stock options or warrants issued by the Company as set forth in the Prospectus, accurately and fairly presents the information required to be shown with respect to such plans, options and warrants.

    (viii) The Stock to be issued and sold by the Company to the Underwriters hereunder has been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and nonassessable and free of any preemptive rights, co-sale rights, registration rights, rights of first refusal or other similar rights and will conform to the description thereof in the Prospectus. The Stock has been approved for quotation on the Nasdaq National Market, subject to official notice of issuance.

    (ix) Except as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject, which, if determined adversely to the Company or any such subsidiary, might individually or in the aggregate (i) prevent the Company from performing its obligations under this Agreement, (ii) suspend the effectiveness of the Registration Statement, (iii) prevent or suspend the use of the Prospectus in any jurisdiction or (iv) result in a material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company or any of its subsidiaries; and to the Company's and the Parent's knowledge, no such proceedings are threatened or contemplated against the Company or any of its subsidiaries by governmental authorities or others. Neither the Company nor any of its subsidiaries is a party to or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body or other governmental agency or body. Neither the Company nor any of its subsidiaries is a party or otherwise subject to any legal or governmental proceedings required to be disclosed in the Registration Statement or Prospectus that is not so disclosed. The description of any litigation to which the Company or any of its subsidiaries is a party or otherwise subject as set forth under the heading "Business -- Legal Proceedings" in the Prospectus is accurate and fair and
     -----------------------------
    complies with the Rules and Regulations.

    (x) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in
    (A) a breach or violation of any of the terms or provisions of or constitute a default under (x) any lease, contract, indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company, any of its subsidiaries or any of their respective properties is or may be bound, (y) the Restated Certificate of Incorporation, Amended and Restated By-laws or other organizational documents of the Company or any of its subsidiaries or
    (z) any law, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, any of its subsidiaries or any of their respective properties, or (B) the creation of a lien on any of the assets or properties of the Company or any of its subsidiaries.

    (xi) No consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or under the Securities Act or the securities or "Blue Sky"
          ----                                                     --------
    laws of any jurisdiction in connection with the purchase and distribution of the Stock by the Underwriters.

    (xii) The Company has the full corporate power and authority to enter into this Agreement and to perform its obligations hereunder (including to issue, sell and deliver the Stock), and this Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject to general principles of equity, and except to the extent that rights to indemnity and contribution hereunder may be limited by federal or state securities laws or the public policies underlying such laws.

    (xiii) The Company and each of its subsidiaries are in all material respects in compliance with, and conduct their respective businesses in all material respects in conformity with, all applicable laws, orders, rules, regulations, judgments and decrees of any federal, state, local or foreign court, government or governmental agency or body, and, to the knowledge of the Company and the Parent, otherwise than as set forth in the Registration Statement and the Prospectus, no prospective change in any of such laws, orders, rules, regulations, judgments or decrees has been adopted which, when made effective, would have a material adverse effect on the operations of the Company and its subsidiaries, taken as a whole.

    (xiv) The Company and each of its subsidiaries have timely filed all necessary federal, state, local and foreign income, payroll, franchise and other tax returns and have paid all taxes shown as due thereon, and there is no tax deficiency that has been or, to the knowledge of the Company and the Parent, might be asserted against the Company, any of its subsidiaries or any of their respective properties or assets that would materially adversely affect the condition (financial or otherwise), properties, business, prospects, net worth or results of operations of the Company or any of its subsidiaries.

    (xv) Except as disclosed in the Registration Statement and the Prospectus, the Company and each of its subsidiaries is in compliance with all applicable existing federal, state, local and foreign laws and regulations relating to the protection of human health or the environment or imposing liability or requiring standards of conduct concerning any Hazardous Materials ("Environmental Laws"), except for such instances of
                          ------------------
    noncompliance which, either singly or in the aggregate, would not have a material adverse effect on the condition (financial or otherwise), properties, business, prospects, net worth or results of operations of the Company or any of its subsidiaries. The term "Hazardous Material" means (i)
                                                  ------------------
    any "hazardous substance" as defined by the Comprehensive Environmental
         -------------------
    Response, Compensation and Liability Act of 1980, as amended, (ii) any "hazardous waste" as defined by the Resource Conservation and Recovery Act,
     ---------------
    as amended, (iii) any petroleum or petroleum product, (iv) any polychlorinated biphenyl and (v) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

    (xvi) No person or entity has the right to require registration of shares of Common Stock or other securities of the Company or any of its subsidiaries because of the filing or effectiveness of the Registration Statement or otherwise.

    (xvii) Neither the Company, the Parent nor any of their subsidiaries nor any of their respective officers or directors has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

    (xviii)     The Company has provided the Representatives with all financial statements of the Company since March 31, 1994 to the date hereof that are available to the officers of the Company, including financial statements for the [ ]-month periods ended [________, 1997 and ___________, 1998].

    (xix) The Company and its subsidiaries own or possess adequate rights to use all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, copyright registrations, licenses, inventions, trade secrets and other intellectual property or franchise rights described in the Prospectus as being owned or used by them or any of them or which are necessary for the conduct of their respective businesses, and, except as described in the Prospectus, the Company and the Parent are not aware of any claim to the contrary or any challenge or infringement by any other person with respect to the rights of the Company and its subsidiaries with respect to the foregoing. Each person or entity to whom or to which any confidential information related to the foregoing has been disclosed has entered into a related confidentiality and nondisclosure agreement with the Company or a subsidiary thereof. The businesses of the Company and each of its subsidiaries as now and previously conducted and as proposed to be conducted do not and will not infringe or conflict with in any material respect the patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, copyright registrations, licenses, inventions, trade secrets or other intellectual property or franchise rights of any person. Except as described in the Prospectus, neither the Company, the Parent nor any of their subsidiaries has received any notice alleging the infringement by the Company or any of its subsidiaries of any patent, trademark, trademark registration, service mark, service mark registration, trade name, copyright, copyright registration, license, invention, trade secret or other intellectual property or franchise right of any person.

    (xx) Neither the Company nor any of its subsidiaries is in violation of, or in default in the performance or observation of any material obligation, agreement, covenant or condition contained in, its Restated Certificate of Incorporation or Amended and Restated By-laws or any material lease, contract, indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties or assets may be bound; nor has the Company, the Parent or any of their subsidiaries received any notice of any such violation or default; nor, to the best knowledge of the Company and the Parent, is any other party to any such agreement or instrument in violation or breach thereof. All contracts required by Item 601(b)(10) of Regulation S-K under the Securities Act to be filed as exhibits to the Registration Statement have been so filed. All contracts and any other agreements to which the Company or any of its subsidiaries is a party that are described in the Prospectus are valid agreements, enforceable in accordance with their respective terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles and neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company or the Parent, each other party to any such contract or other agreement, is in default under or in breach of any such contract or other agreement.

    (xxi) Neither the Company nor any of its subsidiaries is involved in any labor dispute nor is any such dispute threatened. Neither the Company, the Parent nor any of their subsidiaries is aware that (A) any executive, key employee or significant group of employees of the Company or any of its subsidiaries plans to terminate employment with the Company or such subsidiary or (B) any such executive or key employee is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by the present or proposed business activities of the Company or any of its subsidiaries. Neither the Company nor any of its subsidiaries has or expects to have any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which the Company or any of its subsidiaries
                       -----
    makes or ever has made a contribution and in which any employee of the Company or any of its subsidiaries is or has ever been a participant. With respect to such plans, the Company and each of its subsidiaries are in compliance in all material respects with all applicable provisions of ERISA.

    (xxii)      The Company has obtained the written agreements in the form of
    Exhibit I hereto from each of its officers and directors and from the
    ---------
    holders of those securities of the Company representing in the aggregate no less than 100% of the outstanding Common Stock of the Company on an as-converted basis, which holders include, without limitation, those persons and entities set forth on Schedule B hereto.
                              ----------

    (xxiii)     The Company and each of its subsidiaries have, and as of the
    Closing Dates will have, good and marketable title to all personal property owned or proposed to be owned by them which is material to their respective businesses, in each case free and clear of all liens, encumbrances and defects, except such as are described in the Prospectus; and any real property and buildings held under lease by the Company or any of its subsidiaries are, and will be as of the Closing Dates, held by them under valid, subsisting and enforceable leases, in each case except as described in the Prospectus.

    (xxiv) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged and propose to engage; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), properties, business, prospects, net worth or results of operations of the Company or such subsidiary, as the case may be, except as described in or contemplated by the Prospectus.

    (xxv) Except as contemplated by this Agreement, there is no broker, finder or other party that is entitled to receive from the Company or any of its subsidiaries any brokerage or finder's fee or other fee or commission as a result of any of the transactions contemplated by this Agreement.

    (xxvi) The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets;
    (iii) access to its financial assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

    (xxvii)     Except as set forth in the Prospectus, to the knowledge of the
    Company and the Parent, neither the Company nor any of its subsidiaries nor any officer, director, employee or agent of the Company or any of its subsidiaries has made any payment of funds of the Company or any of its subsidiaries or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

    (xxviii)    Neither the Company nor any of its subsidiaries is an
    "investment company" or an entity "controlled" by an "investment company" as
     ------------------                ----------
    such terms are defined in the Investment Company Act of 1940, as amended.

(ii) Each certificate signed by any officer of the Company, the Parent or any of their subsidiaries and delivered pursuant to this Agreement to the Underwriters or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company or the Parent, as the case may be, as to the matters covered thereby.

 3   Representations and Warranties of the Parent.  The Parent represents and
      --------------------------------------------
warrants to, and agrees with, the several Underwriters that:

(i) The Parent has been duly organized and is validly existing and in good standing as a corporation under the laws of its jurisdiction of organization, with full power and authority to own or lease its properties and to conduct its business; the Parent is in possession of and operating in compliance with all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders required for the conduct of its business, all of which are valid and in full force and effect, except where the failure to have any such franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders individually and in the aggregate would not have a material adverse effect on the financial condition of the Parent; and the Parent is duly qualified to do business and is in good standing as a foreign corporation in all other jurisdictions where its ownership or leasing of properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the financial condition of the Parent. The Parent has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public regulatory or governmental agencies and bodies to own, lease and operate its properties and conduct its business as now being conducted, except where failure to have any such consents, approvals, authorizations, orders, registrations, qualifications, licenses or permits individually and in the aggregate would not have a material adverse effect on the financial condition of the Parent.

(ii) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms or provisions of or constitute a default under any lease, contract, indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Parent is a party or by which it or any of its properties is or may be bound, the Certificate of Incorporation, the By-laws, or other organizational documents of the Parent, or any law, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Parent or any of its properties or the creation of a lien on any of the assets or properties of the Parent, except for such liens that individually and in the aggregate would not have a material adverse effect on the financial condition of the Parent.

(iii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Parent of the transactions contemplated by this Agreement, except such as may be required by the NASD or under the Securities Act or the securities or "Blue Sky" laws of any jurisdiction in connection with the purchase and distribution of the Common Stock by the Underwriters.

(iv) The Parent has the full corporate power and authority to enter into this Agreement and to perform its obligations hereunder, and this Agreement has been duly and validly authorized, executed and delivered by the Parent and is a valid and binding obligation of the Parent, enforceable against the Parent in accordance with its terms, except to the extent that rights to indemnity and contribution hereunder may be limited by federal or state securities laws or the public policy underlying such laws.

 4   Purchase by, and Sale and Delivery to, Underwriters -- Closing Dates. The
      --------------------------------------------------------------------
Company agrees to sell to the Underwriters the Firm Stock, and on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase the Firm Stock from the Company, the number of shares of Firm Stock to be purchased by each Underwriter being set forth opposite its name in Schedule A hereto, subject to adjustment in
                           ----------
accordance with Section 13.
                ----------

         The purchase price per share to be paid by the Underwriters to the Company will be $[___] per share (the "Purchase Price").
                                       --------------

         The Company will deliver the Firm Stock to the Representatives for the respective accounts of the several Underwriters (in the form of definitive certificates, issued in such names and in such denominations as the Representatives may direct by notice in writing to the Company given at or prior to 12:00 Noon, New York Time, on the second full business day preceding the First Closing Date (as defined below) or, if no such direction is received, in the names of the respective Underwriters or in such other names as the Representatives may designate (solely for the purpose of administrative convenience) and in such denominations as the Representatives may determine), at the offices of O'Sullivan Graev & Karabell, LLP, 30 Rockefeller Plaza, 41st Floor, New York, New York 10112, against payment of the aggregate Purchase Price therefor in same day funds to the Company or its designees. The time and date of the delivery and closing shall be at 10:00 A.M., New York Time, on [________________], 1998, in accordance with Rule 15c6-1 of the Exchange Act. The time and date of such payment and delivery are herein referred to as the

"First Closing Date".  The First Closing Date and the location of delivery of,
-------------------
and the form of payment for, the Firm Stock may be varied by agreement between the Company and the Representatives. The First Closing Date may be postponed pursuant to the provisions of Section 13.
                              ----------

         The Company shall make the certificates for the Stock available to the Representatives for examination on behalf of the Underwriters not later than 10:00 A.M., New York Time, on the business day preceding the First Closing Date at the offices of Cowen & Company, Financial Square, New York, New York 10005.

         It is understood that each of Cowen, Oppenheimer and Daiwa, individually and not as a Representative of the several Underwriters, may (but shall not be obligated to) make payment to the Company on behalf of any Underwriter or Underwriters, for the Stock to be purchased by such Underwriter or Underwriters. Any such payment by Cowen, Oppenheimer or Daiwa shall not relieve such Underwriter or Underwriters from any of its or their other obligations hereunder.

         The several Underwriters agree to make an initial public offering of the Firm Stock at $[________] per share as soon after the effectiveness of the Registration Statement as in their judgment is advisable. The Representatives shall promptly advise the Company of the making of the initial public offering.

         For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Stock as contemplated by the Prospectus, the Company hereby grants to the Underwriters an option to purchase, severally and not jointly, up to an aggregate of 322,500 shares of Optional Stock. The price per share to be paid for the Optional Stock shall be the Purchase Price. The option granted hereby may be exercised as to all or any part of the Optional Stock at any time, and from time to time, not more than thirty (30) days after the date the Firm Stock is initially offered to the public. No Optional Stock shall be sold and delivered unless the Firm Stock previously has been, or simultaneously is, sold and delivered. The right to purchase the Optional Stock or any portion thereof may be surrendered and terminated at any time upon notice by the Underwriters to the Company.

         The option granted hereby may be exercised by the Underwriters by giving written notice from the Representatives to the Company setting forth the number of shares of Optional Stock to be purchased by them and the date and time for delivery of and payment for the Optional Stock. The date and time for delivery of and payment for the Optional Stock (which may be the First Closing Date, but not earlier) is herein called the "Option Closing Date" and shall in no event be earlier than two (2)
            -------------------
business days nor later than ten (10) business days after written notice is given. (The Option Closing Date and the First Closing Date are herein called the "Closing Dates".) Optional Stock shall be purchased for the account of each
 -------------
Underwriter in the same proportion as the number of shares of Firm Stock set forth opposite such Underwriter's name in Schedule A hereto bears to the total
                                          ----------
number of shares of Firm Stock (subject to adjustment by the Underwriters to eliminate odd lots). Upon exercise of the option by the Underwriters, the Company agrees to sell to the Underwriters the number of shares of Optional Stock set forth in the written notice of exercise, and the Underwriters agree, severally and not jointly and subject to the terms and conditions herein set forth, to purchase the number of such shares determined as aforesaid.

         The Company will deliver the Optional Stock to the Underwriters (in the form of definitive certificates, issued in such names and in such denominations as the Representatives may direct by notice in writing to the Company given at or prior to 12:00 Noon, New York Time, on the second full business day preceding the Option Closing Date or, if no such direction is received, in the names of the respective Underwriters or in such other names as the Representatives may designate (solely for the purpose of administrative convenience) and in such denominations as the Representatives may determine), against payment of the aggregate Purchase Price therefor by certified or official bank check or checks in New York Clearing House funds (next day funds), payable to the order of the Company, all at the offices of O'Sullivan Graev & Karabell, LLP, 30 Rockefeller Plaza, 41st Floor, New York, New York 10112. The Option Closing Date and the location of delivery of, and the form of payment for, the Optional Stock may be varied by agreement between the Company and the Representatives. The Option Closing Date may be postponed pursuant to the provisions of Section 13.
              ----------

 5   Covenants and Agreements of the Company.  The Company covenants and agrees
      ---------------------------------------
with the several Underwriters that:

(i) The Company will (A) if the Company and the Representatives have determined not to proceed pursuant to Rule 430A, use its best efforts to cause the Registration

Statement to become effective, (B) if the Company and the Representatives have determined to proceed pursuant to Rule 430A, use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to Rule 430A and Rule 424 of the Rules and Regulations and (C) if the Company and the Representatives have determined to deliver Prospectuses pursuant to Rule 434 of the Rules and Regulations, to use its best efforts to comply with all the applicable provisions thereof. The Company will advise the Representatives promptly as to the time at which the Registration Statement becomes effective, will advise the Representatives promptly of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the institution of any proceedings for that purpose, and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible the lifting thereof, if issued. The Company will advise the Representatives promptly of the receipt of any comments of the Commission or any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for additional information and will not at any time file any amendment to the Registration Statement or supplement to the Prospectus which shall not previously have been submitted to the Representatives a reasonable time prior to the proposed filing thereof or to which the Representatives shall reasonably object in writing or which is not in compliance with the Securities Act and the Rules and Regulations.

(ii) The Company will prepare and file with the Commission, promptly upon the request of the Representatives, any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may be necessary to enable the several Underwriters to continue the distribution of the Stock and will use its best efforts to cause the same to become effective as promptly as possible.

(iii) If at any time after the effective date of the Registration Statement when a prospectus relating to the Stock is required to be delivered under the Securities Act any event relating to or affecting the Company occurs as a result of which the Prospectus or any other prospectus as then in effect would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Securities Act, the Company will promptly notify the Representatives thereof and will prepare an amended or supplemented prospectus which will correct such statement or omission; and in case any Underwriter is required to deliver a prospectus relating to the Stock nine (9) months or more after the effective date of the Registration Statement, the Company upon the request of the Representatives and at the expense of such Underwriter will prepare promptly such prospectus or prospectuses as may be necessary to permit compliance with the requirements of
Section 10(a)(3) of the Securities Act.

(iv) The Company will deliver to the Representatives, at or before the Closing Dates, signed copies of the Registration Statement, as originally filed with the Commission, and all amendments thereto including all financial statements and exhibits thereto, and will deliver to the Representatives such number of copies of the Registration Statement, including such financial statements but without exhibits, and all amendments thereto, as the Representatives may reasonably request. The Company will deliver or mail to or upon the order of the Representatives, from time to time until the effective date of the Registration Statement, as many copies of the Preeffective Prospectus as the Representatives may reasonably request. The Company will deliver or mail to or upon the order of the Representatives on the date of the initial public offering, and thereafter from time to time during the period when delivery of a prospectus relating to the Stock is required under the Securities Act, as many copies of the Prospectus, in final form or as thereafter amended or supplemented as the Representatives may reasonably request; provided, however, that the expense of
                                        --------  -------
the preparation and delivery of any prospectus required for use nine (9) months or more after the effective date of the Registration Statement shall be borne by the Underwriters required to deliver such prospectus.

(v) The Company will make generally available to its stockholders as soon as practicable, but not later than fifteen (15) months after the effective date of the Registration Statement, an earnings statement which will be in reasonable detail (but which need not be audited) and which will comply with Section 11(a) of the Securities Act, covering a period of at least twelve (12) months beginning after the "effective
                                                                      ---------
date" (as defined in Rule 158 under the Securities Act) of the Registration
----
Statement.

(vi) The Company will cooperate with the Representatives to enable the Stock to be registered or qualified for offering and sale by the Underwriters and by dealers under the securities laws of such jurisdictions as the Representatives may designate and at the request of the Representatives will make such applications and furnish such consents to service of process or other documents as may be required of it as the issuer of the Stock for that purpose; provided,
                                                                      --------
however, that the Company shall not be required to qualify to do business or to
-------
file a general consent (other than that arising out of the offering or sale of the Stock) to service of process in any such jurisdiction where it is not now so subject. The Company will, from time to time, prepare and file such statements and reports as are or may be required of it as the issuer of the Stock, to continue such qualifications in effect for so long a period as the Representatives may reasonably request for the distribution of the Stock. The Company will advise the Representatives promptly after the Company becomes aware of the suspension of the qualifications or registration of (or any such exception relating to) the Common Stock of the Company for offering, sale or trading in any jurisdiction or of any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any orders suspending such qualifications, registration or exception, the Company will, with the cooperation of the Representatives, use its best efforts to obtain the withdrawal thereof.

(vii) The Company will furnish to its stockholders annual reports containing financial statements certified by independent public accountants and with quarterly summary financial information in reasonable detail which may be unaudited. During the period of five (5) years from the date hereof, the Company will deliver to the Representatives and, upon request, to each of the other Underwriters, (A) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholder's equity and cash flows for the year then ended and the opinion thereon of the Company's independent public accountants; (B) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Report on Form 8-K or other report or financial statements furnished to or filed with the Commission, the NASD, the Nasdaq Stock Market or any securities exchange; and (C) as soon as available, copies of any report or communication (financial or otherwise) of the Company mailed generally to holders of its Common Stock and (D) from time to time such other information concerning the Company as the Representatives may reasonably request. So long as the Company has active subsidiaries, such financial statements will be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally. Separate financial statements shall be furnished for all subsidiaries whose accounts are not consolidated but which at the time are significant subsidiaries as defined in the Rules and Regulations.

(viii) The Company will use its best efforts to list, subject to official notice of issuance, and to maintain the listing of, the Stock on the Nasdaq National Market.

(ix) The Company will maintain a transfer agent and registrar for its Common Stock.

(x) Prior to filing its quarterly statements on Form 10-Q, the Company will have its independent auditors perform a limited quarterly review of its quarterly numbers.

(xi) Without the prior written consent of Cowen, the Company will not offer, sell, assign, transfer, encumber, pledge, contract to sell, grant an option to purchase or otherwise dispose of any shares of Common Stock, any options or warrants to purchase any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock during the 180 days following the date on which the Firm Stock is initially offered to the public, other than (A) shares of Common Stock to be sold by the Company hereunder, (B) shares of Common Stock issuable upon the conversion of any of the securities of the Company which are outstanding on the date hereof and described in the Prospectus, (C) options issued by the Company under the Company's presently authorized stock option plans and (D) shares of Common Stock issuable under the Company's presently outstanding stock options.

(xii) The Company will apply the net proceeds from the sale of the Stock as set forth in the description under "Use of Proceeds" in the Prospectus, which
                                ---------------
description complies in all respects with the requirements of Item 504 of Regulation S-K.

(xiii) The Company will supply the Representatives with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Stock under the Securities Act.

(xiv) Prior to each Closing Date, the Company will furnish to the Representatives, as soon as they have been prepared, as many copies as the Representatives may reasonably request of any unaudited interim financial statements of the Company for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectus.

(xv) Prior to each Closing Date, the Company will issue no press release or other communication, directly or indirectly, and hold no press conference, with respect to the Company, the financial condition, results of operation, business, prospects, assets or liabilities of the Company, or the offering of the Stock, without the prior consent of Cowen. For a period of twelve (12) months following the later of the Closing Dates, the Company will provide to the Representatives copies of each press release or other public communication with respect to the financial condition, results of operations, business, prospects, assets or liabilities of the Company.

 6   Payment of Expenses.
      -------------------

         The Company will pay (directly or by reimbursement) all costs, fees and expenses incurred in connection with or incident to the performance of the obligations of the Company and the Parent under this Agreement and in connection with the transactions contemplated hereby, including but not limited to (i) all expenses and taxes incident to the issuance and delivery of the Stock to the Representatives; (ii) all expenses incident to the registration of the Stock under the

Securities Act; (iii) the costs of preparing stock certificates (including printing and engraving costs); (iv) all fees and expenses of the registrar and transfer agent of the Stock; (v) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Stock to the Underwriters;
(vi) all fees and expenses of the Company's and the Parent's counsel and independent accountants; (vii) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement, each Preeffective Prospectus and the Prospectus (including all exhibits and financial statements therein) and all amendments and supplements provided for herein, the Master Agreement Among Underwriters, the Selected Dealers' Agreement, the Underwriters' Questionnaire, the Blue Sky memoranda and this Agreement; (viii) all filing fees, attorneys' fees and expenses incurred by the Company, the Parent or the Underwriters in connection with exemptions from the qualifying or registering (or obtaining qualification or registration) of all or any part of the Stock for offer and sale and determination of its eligibility for investment under the Blue Sky or other securities laws of such jurisdictions as the Representatives may designate; (ix) all fees and expenses paid or incurred in connection with filings made with the NASD; and (x) all other costs and expenses incident to the performance of the Company's and the Parent's obligations hereunder which are not otherwise specifically provided for in this Section 6.
                                  ---------

 7   Indemnification and Contribution.
      --------------------------------

(i)    The Company and the Parent, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of the Securities Act and the respective officers, directors, partners, employees, representatives and agents of such Underwriter (collectively, the "Underwriter Indemnified Parties" and, each, an
                                -------------------------------
"Underwriter Indemnified Party"), against any losses, claims, damages,
------------------------------
liabilities or expenses (including the cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several, which may be based upon the Securities Act, or any other statute or at common law, on the ground or alleged ground that any Preeffective Prospectus, the Registration Statement or the Prospectus (or any Preeffective Prospectus, the Registration Statement or the Prospectus as from time to time amended or supplemented) includes or allegedly includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in
            ------
conformity with, written information furnished to the Company by any Underwriter, directly or through the Representatives, specifically for use in the preparation thereof. The Company and the Parent will be entitled to participate at their own expense in the defense or, if they so elect, to assume the defense of any suit brought to enforce any such liability, and if the Company and the Parent elect to assume the defense, such defense shall be conducted by counsel chosen by them. In the event the Company and the Parent elect to assume the defense of any such suit and retain such counsel, any Underwriter Indemnified Parties, defendant or defendants in the suit, may retain additional counsel but shall bear the fees and expenses of such counsel unless
(i) the Company and the Parent shall have specifically authorized the retaining of such counsel or (ii) the parties to such suit include any such Underwriter Indemnified Parties and the Company or the Parent and such Underwriter Indemnified Parties have been advised by counsel to the Underwriters that one or more legal defenses may be available to it or them which may not be available to the Company or the Parent, in which case the Company and the Parent shall not be entitled to assume the defense of such suit on behalf of such Underwriter Indemnified Party or Underwriter Indemnified Parties notwithstanding the Company's and the Parent's obligations to bear the fees and expenses of such counsel. In no event shall the Company and the Parent be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all Underwriter Indemnified Parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances unless
                                                                          ------
the Company and the Parent, on the one hand, and such Underwriter Indemnified Parties, on the other hand, have been advised by counsel to the Underwriter Indemnified Parties that one or more factual or legal defenses may be available to one or more of the Underwriter Indemnified Parties which may not be available to all of the Underwriter Indemnified Parties. The Company and the Parent shall not be liable to indemnify any person for any settlement of any such claim effected without the consent of the Company and the Parent, respectively, which consent shall not be unreasonably withheld. This indemnity agreement is not exclusive and will be in addition to any liability which the Company or the Parent might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Underwriter Indemnified Party.

(ii) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act (collectively, the "Company Indemnified
                                                      -------------------
Parties")  and the Parent and each person, if any, who controls the Parent
-------
within the meaning of the Securities Act (collectively, the "Parent Indemnified Parties"), against any losses, claims, damages, liabilities or expenses (including, unless the Underwriter or Underwriters elect to assume the defense, the reasonable cost of investigating and defending against any claims therefor and reasonable counsel fees incurred in connection therewith), joint or several, which arise out of or are based in whole or in part upon the Securities Act, the Exchange Act or any other federal, state, local or foreign statute or regulation, or at common law, on the ground or alleged ground that any Preeffective Prospectus, the Registration Statement or the Prospectus (or any Preeffective Prospectus, the Registration Statement or the Prospectus, as from time to time amended and supplemented) includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, but only insofar as any such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Company by such Underwriter, directly or through the Representatives, specifically for use in the preparation thereof. Such Underwriter shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any such liability, and, if such Underwriter elects to assume the defense, such defense shall be conducted by counsel chosen by it. In the event that any Underwriter elects to assume the defense of any such suit and retain such counsel, the Company Indemnified Parties, the Parent Indemnified Parties and any other Underwriter or Underwriters or controlling person or persons, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel retained by them, respectively. In no event shall the Underwriters be liable for fees and expenses of more than one counsel (in addition to any local counsel), separate from its own counsel, for all Company Indemnified Parties and Parent Indemnified Parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances unless the
                                                             ------
Underwriters and such Company Indemnified Parties and Parent Indemnified Parties have been advised by counsel to the Company Indemnified Parties and Parent Indemnified Parties that one or more factual or legal defenses may be available to one or more of the Company Indemnified Parties or Parent Indemnified Parties which may not be available to all of the Company Indemnified Parties and Parent Indemnified Parties. The Underwriter against whom indemnity may be sought shall not be liable to indemnify any person for any settlement of any such claim effected without such Underwriter's consent, which consent shall not be unreasonably withheld. This indemnity agreement is not exclusive and will be in addition to any liability which such Underwriter might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to any Company Indemnified Party or Parent Indemnified Parties.

(iii)  If the indemnification provided for in this Section 7 is unavailable or
                                                   ---------
insufficient to hold harmless an indemnified party under Section 7(a) or Section
                                                         ------------    -------
7(b) above in respect of any losses, claims, damages, liabilities or expenses
----
(or actions in respect thereof) referred to herein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Parent on the one hand and the Underwriters on the other from the offering of the Stock. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Parent on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Parent on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by either of the Company, the Parent or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Parent and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, defending, settling or compromising any such claim. Notwithstanding the provisions of this Section 7(c), no Underwriter
                                                   ------------
shall be required to contribute any amount in excess of the amount by which the total price at which the shares of the Stock underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Underwriters' obligations to contribute are several in proportion to their respective underwriting obligations and not joint. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

  (iv)   Each party indemnified under the provisions of Section 7(a) or Section
                                                        ------------    -------
7(b) agrees that, upon the service of a summons or other initial legal process
---
upon it in any action or suit instituted against it or upon its receipt of written notification of the commencement of any investigation or inquiry of, or proceedings against, it in respect of which indemnity may be sought on account of any indemnity agreement contained in such sections, it will promptly give written notice (herein called the "Notice") of such service or notification to
                                   ------
the party or parties from whom indemnification may be sought hereunder. No indemnification provided for in such sections shall be available to any party who shall fail so to give the Notice if the party to whom such Notice was not given was unaware of the action, suit, investigation, inquiry or proceedings to which the Notice would have related to the extent such indemnifying party was materially prejudiced by the failure to give the Notice, but the omission to notify such indemnifying party or parties of any such service or notification shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of its indemnity agreement contained in Section 7(a) or Section 7(b).
                                                ------------    ------------

(v)    In addition to their other obligations under Section 7(a), the Company
                                                    ------------
and the Parent, jointly and severally, agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon (i) any statement or omission or any alleged statement or omission or (ii) any breach or inaccuracy in their representations and warranties, they will reimburse each Underwriter on a quarterly basis for all legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's and the Parent's obligation to reimburse each Underwriter for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, each Underwriter shall promptly return it to the Company or the Parent, as the case may be, together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by Citibank, N.A., New York, New York (the "Prime Rate"). Any such interim reimbursement payments
                         ----------
which are not made to an Underwriter within 30 days of a written request for reimbursement shall bear interest at the Prime Rate from the date of such request. This expense reimbursement agreement will be in addition to any other liability which the Company and the Parent may otherwise have.

(vi)   In addition to its other obligations under Section 7(b), each
                                                  ------------
Underwriter severally agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in Section 7(b) which relates to information furnished by such
             ------------
Underwriter to the Company and the Parent hereunder, it will reimburse the Company (and, to the extent applicable, each officer, director or controlling person) on a quarterly basis for all legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Underwriters' obligation to reimburse the Company and the Parent (and, to the extent applicable, each officer, director or controlling person) for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Company and the Parent (and, to the extent applicable, each officer, director or controlling person) shall promptly return it to the Underwriter together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to the Company and the Parent within thirty (30) days of a written request for reimbursement shall bear interest at the Prime Rate from the date of such request. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

 8   Survival of Indemnities, Representations, Warranties, etc.  The respective
     ----------------------------------------------------------
indemnities, covenants, agreements, representations, warranties and other statements of the Company, the Parent and the several Underwriters, as set forth in this Agreement or made by them respectively pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Company, the Parent, any of their respective officers or directors or any controlling person, and shall survive delivery of and payment for the Stock.

 9   Conditions of Underwriters' Obligations.  The respective obligations of
     ---------------------------------------
the several Underwriters hereunder shall be subject to the accuracy, at and (except as otherwise stated herein) as of the date hereof and at and as of each Closing Date, of the representations and warranties made herein by the Company and the Parent, to compliance at and as of each Closing Date by the Company and the Parent with their respective covenants and agreements herein contained and the other provisions herein to be satisfied at or prior to each Closing Date, and to the following additional conditions:

      (a) The Registration Statement shall have become effective and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company, the Parent or the

   Representatives, shall be threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Representatives. Any filings of the Prospectus, or any supplement thereto, required pursuant to Rule 424(b) or Rule 434 of the Rules and Regulations, shall have been made in the manner and within the time period required by Rule 424(b) and Rule 434 of the Rules and Regulations, as the case may be.

      (b) The Representatives shall have been satisfied that there shall not have occurred any change, on a consolidated basis, prior to the applicable Closing Date in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries considered as a whole, or any change in the capital stock, short-term or long-term debt of the Company and its subsidiaries considered as a whole, such that (i) the Registration Statement or the Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact which, in the opinion of the Representatives, is material, or omits to state a fact which, in the opinion of the Representatives, is required to be stated therein or is necessary to make the statements therein not misleading, or
   (ii) it is impracticable in the reasonable judgment of the Representatives to proceed with the public offering or purchase the Stock as contemplated hereby.

      (c) The Representatives shall be satisfied that no legal or governmental action, suit or proceeding affecting the Company or any of its subsidiaries which is material and adverse to the Company and its subsidiaries considered as a whole, or which affects or may affect the Company's ability to perform its obligations hereunder, shall have been instituted or threatened and there shall have occurred no material adverse development in any existing such action, suit or proceeding.

      (d) At the time of execution of this Agreement, the Representatives shall have received from KPMG Peat

   Marwick LLP, independent certified public accountants, a letter, dated the date hereof, in form and substance satisfactory to the Underwriters.

      (e) The Representatives shall have received, prior to the applicable Closing Date, from KPMG Peat Marwick LLP, independent certified public accountants, a letter, dated as of the applicable Closing Date, to the effect that such accountants reaffirm, as of such Closing Date, and as though made on such Closing Date, the statements made in the letter furnished by such accountants pursuant to Section 9(d).
                           ------------

      (f) Prior to each Closing Date, the Representatives shall have received from Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel for the Company, an opinion, dated as of such Closing Date, in form and substance reasonably satisfactory to the Representatives to the effect set forth in
   Exhibit I hereto, together with the opinion of ______, Japanese counsel for
   ---------
   the Parent, contemplated thereby and attached thereto.

      (g) Prior to the First Closing Date, the Representatives shall have received from O'Sullivan Graev & Karabell, LLP, counsel for the Underwriters, an opinion dated as of the First Closing Date in form and substance reasonably satisfactory to the Representatives.

      (h) Prior to each Closing Date, the Representatives shall have received certificates, dated as of such Closing Date, of the chairman or chief executive officer and the chief financial or accounting officer of each of the Company and the Parent, to the effect that:

           (i) no stop order suspending the effectiveness of the Registration Statement has been issued, and, to the certifying party's knowledge, no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act;

           (ii) neither any Preeffective Prospectus, as of its date, nor the Registration Statement nor the

      Prospectus, nor any amendment or supplement thereto, as of the time when the Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

           (iii) the representations and warranties of the Company and the Parent herein are true and correct at and as of the Closing Date in connection with which said certificate is being delivered, and the Company and the Parent has complied with all of its covenants herein and performed or satisfied all of the conditions on their part to be performed or satisfied at or prior to such Closing Date; and

           (iv) since the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as disclosed in or contemplated by the Prospectus, (i) there has not been any material adverse change or a development involving a material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company or any of its subsidiaries; (ii) the business and operations conducted by the Company and each of its subsidiaries have not sustained a loss by strike, fire, flood, accident or other calamity (whether or not insured) of such a character as to interfere materially with the conduct of the business and operations of the Company or such subsidiary, as the case may be; (iii) no legal or governmental action, suit or proceeding is pending or, to the knowledge of the Company or the Parent, threatened against the Company or any of its subsidiaries which is material to the Company or any of its subsidiaries, whether or not arising from transactions in the ordinary course of business, or which may materially and adversely affect the transactions contemplated by this Agreement; (iv) neither the Company nor any of its subsidiaries has incurred any liability or obligation, direct, contingent or indirect, or entered into any transaction, not in the ordinary course of business; (v) the Company has not made any change in its capital stock (except pursuant to its stock option plans or outstanding stock options and warrants), made any material change in its short-term or funded debt or repurchased or otherwise acquired any of the Company's capital stock; and (vi) the Company has not declared or paid any dividend, or made any other distribution, upon its outstanding capital stock on or prior to the applicable Closing Date.

      (i) The Representatives shall have received the written agreements of the employees, officers and directors of the Company and the persons and entities set forth in Schedule B hereto, in each case in the form of Exhibit
                         ----------                                     -------
   II hereto, and such agreements shall be in full force and effect.
   --

   All opinions, certificates, letters and other documents will be in compliance with the provisions hereunder only if they are in form and substance reasonably satisfactory to the Representatives. The Company and the Parent will furnish to the Representatives conformed copies of such opinions, certificates, letters and other documents as the Representatives shall reasonably request. If any of the conditions hereinabove provided for in this Section 9 shall not have been
                                            ---------
satisfied when and as required by this Agreement, this Agreement may be terminated by the Representatives by notifying the Company and the Parent of such termination in writing or by telegram at or prior to the Closing Dates, but the Representatives shall be entitled to waive any of such conditions.

 10  Effective Date.  This Agreement shall become effective immediately as to
     --------------
Section 6, Section 7, Section 8, Section 10, Section 12, Section 14, Section 15,
---------  ---------  ---------  ----------  ----------  ----------  ----------
Section 16, Section 17, Section 18 and Section 19 and, as to all other
----------  ----------  ----------     ----------
provisions, at 11:00 a.m. New York Time on the first full business day following the effectiveness of the Registration Statement or at such earlier time after the Registration Statement becomes effective as the Representatives may determine on and by notice to the Company or by release of any of the Stock for sale to the public. For the purposes of this Section 10, the Stock shall be
                                              ----------
deemed to have been so released upon the release for publication of any newspaper advertisement relating to the Stock or upon the release by the Representatives of telegrams (i) advising Underwriters that the shares of Stock are released for public offering or (ii) offering the Stock for sale to securities dealers, whichever may occur first.

 11  Termination.  This Agreement (except for the provisions of Section 6) may
     -----------                                                ---------
be terminated by the Company at any time before it becomes effective in accordance with Section 10 by notice to the Representatives and may be
                ----------
terminated by the Representatives at any time before it becomes effective in accordance with Section 10 by notice to the Company. In the event of any termination of this Agreement under this or any other provision of this Agreement, there shall be no liability of any party to this Agreement to any other party, other than as provided in Section 6, Section 7 and Section 12 and
                                       ---------  ---------     ----------
other than as provided in Section 13 as to the liability of defaulting
                          ----------
Underwriters.

      This Agreement may be terminated after it becomes effective by the Representatives by notice to the Company (i) if at or prior to the First Closing Date or the Option Closing Date trading in securities on the New York Stock Exchange or the American Stock Exchange or the Nasdaq National Market shall have been suspended or minimum or maximum prices shall have been established on any such exchange or market, or a banking moratorium shall have been declared by New York or United States authorities; (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market;
(iii) if at or prior to the First Closing Date or the Option Closing Date there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power or of any other insurrection or armed conflict involving the United States or (B) any change in financial markets or any calamity or crisis which, in the judgment of the Representatives, makes it impractical or inadvisable to offer or sell the Firm Stock or Optional Stock, as applicable, on the terms contemplated by the Prospectus; (iv) if there shall have been any development or prospective development involving particularly the business or properties or securities of the Company or the transactions contemplated by this Agreement, which, in the judgment of the Representatives, makes it impracticable or inadvisable to offer or deliver the Firm Stock or the Optional Stock, as applicable, on the terms contemplated by the Prospectus; (v) if there shall be any litigation or proceeding, pending or threatened, which, in the judgment of the Representatives, makes it impracticable or inadvisable to offer or deliver the Firm Stock or Optional Stock, as applicable, on the terms contemplated by the Prospectus; or (vi) if there shall have occurred any of the events specified in the immediately preceding clauses (i) through (v) together with any other such event that makes it, in the judgment of the Representatives, impractical or inadvisable to offer or deliver the Firm Stock or Optional Stock, as applicable on the terms contemplated by the Prospectus.

 12  Reimbursement of Underwriters.  Notwithstanding any other provisions
     -----------------------------
hereof, if this Agreement shall not become effective by reason of any election of the Company pursuant to the first paragraph of Section 11 or shall be
                                                  ----------
terminated by the Representatives under Section 9 or Section 11, the Company
                                        ---------    ----------
will bear and pay the expenses specified in Section 6 and, in addition to its
                                            ---------
obligations pursuant to Section 7, the Company will reimburse the reasonable
                        ---------
out-of-pocket expenses of the several Underwriters (including reasonable fees and disbursements of counsel for the Underwriters) incurred in connection with this Agreement and the proposed purchase of the Stock, and promptly upon demand the Company will pay such amounts to the Representatives.

 13  Substitution of Underwriters.  If any Underwriter or Underwriters shall
     ----------------------------
default in its or their obligations to purchase shares of Stock hereunder and the aggregate number of shares which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed ten percent (10%) of the total number of shares underwritten, the other Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the shares which such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter or Underwriters shall so default and the aggregate number of shares with respect to which such default or defaults occur is more than ten percent (10%) of the total number of shares underwritten and arrangements satisfactory to the Representatives and the Company for the purchase of such shares by other persons are not made within forty-eight (48) hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company for the purchase or sale of any Stock under this Agreement.

      If the remaining Underwriters or substituted Underwriters are required hereby or agree to take up all or part of the shares of Stock of a defaulting Underwriter or

Underwriters as provided in this Section 13, (i) the Company and the Parent
                                 ----------
shall have the right to postpone the Closing Dates for a period of not more than five (5) full business days in order that the Company and the Parent may effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary, and (ii) the respective numbers of shares to be purchased by the remaining Underwriters or substituted Underwriters shall be taken as the basis of their underwriting obligation for all purposes of this Agreement. Nothing herein contained shall relieve any defaulting Underwriter of its liability to the Company, the Parent or the other Underwriters for damages occasioned by its default hereunder. Any termination of this Agreement pursuant to this Section 13 shall be without
                                               ----------
liability on the part of any non-defaulting Underwriter, the Parent or the Company, except for expenses to be paid or reimbursed pursuant to Section 6 and
                                                                  ---------
except for the provisions of Section 7.
                             ---------

 14  Notices.  All communications hereunder shall be in writing and, if sent to
     -------
the Underwriters shall be mailed, delivered or telegraphed and confirmed to the Representatives c/o Cowen & Company at Financial Square, New York, New York 10005 except that notices given to an Underwriter pursuant to Section 7 shall be
                                                              ---------
sent to such Underwriter at the address furnished by the Representatives or, if sent to the Company or the Parent, shall be mailed, delivered or telegraphed and confirmed to EPITAXX, Inc. at 7 Graphics Drive, West Trenton, New Jersey 08628,
Attention: Noboru Hiraguri.

 15  Successors.  This Agreement shall inure to the benefit of and be binding
     ----------
upon the several Underwriters, the Company, the Parent and their respective successors and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company and the Parent contained in this

Agreement shall also be for the benefit of the person or persons, if any, who control any Underwriter or Underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the indemnities of the several Underwriters shall also be for the benefit of each director of the Company, each of its officers who has signed the Registration Statement and the person or persons, if any, who control the Company or the Parent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.

 16  Jurisdiction, Venue.  Any suit, action or proceeding, whether at law or in
     -------------------
equity, including any declaratory judgment or similar suit or action, instituted by or against the Company or the Parent arising out of or relating in any way to this Agreement may be brought and enforced in the courts of the State of New York or of the United States for the Southern District of New York, and each of the Company and the Parent irrevocably consents and submits to the jurisdiction of each such court in respect of any suit, action or proceeding. Each of the Company and the Parent further irrevocably consents to the service of process in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, return receipt requested, to the Company and the Parent or to its agent at its address as set forth in Section
                                                                      -------
14. The Parent hereby irrevocably appoints the Company as its agent for accepting any service of process within the State of New York. Furthermore, each of the Company and the Parent hereby waives any objection that it may now or hereafter have to the laying of venue of any such action or proceeding arising under or relating to this Agreement in any court located in the county of New York, State of New York, and hereby further waives any claim that a court located in the County of New York, State of New York is not a convenient forum for any such action or proceeding.

 17  Applicable Law.  This Agreement shall be governed by and construed in
     --------------
accordance with the laws of the State of New York with regard to conflict of laws principles.

 18  Authority of the Representatives.  In connection with this Agreement, the
     --------------------------------
Representatives will act for and on behalf of the several Underwriters, and any action taken under this Agreement by any Representative in such capacity will be binding on all of the Underwriters.

 19  Partial Unenforceability.  The invalidity or unenforceability of any
     ------------------------
Section, subsection or provision of this Agreement shall not affect the validity or enforceability of any other Section, subsection or provision hereof. If any Section, subsection or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

 20  General.  This Agreement constitutes the entire agreement of the parties
     -------
to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

      In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The Section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company, the Parent and the Representatives.

 21  Counterparts.  This Agreement may be signed in two (2) or more
     ------------
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                                 *  *  *  *  *

          If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement among us.

                              Very truly yours,

                              EPITAXX, INC.


                              By:____________________________
                                  Noboru Hiraguri
                                   Chief Executive Officer and
                                   Vice Chairman



                              NIPPON SHEET GLASS CO., LTD.


                              By:____________________________
                                  Name:
                                  Title:



Accepted and delivered in New
York, New York as of the date
first above written:

COWEN & COMPANY
CIBC OPPENHEIMER CORP.
DAIWA SECURITIES AMERICA INC.,
     Acting on their own behalf
     and as Representatives of the several
     Underwriters referred to in the
     foregoing Agreement.


By:  Cowen & Company


By:______________________________
   Title:  Managing Director

                                  SCHEDULE A


                                                    Number
                                                   of Shares
                                                of Firm Stock
                                                    to be
       Name                                       Purchased
       ----                                       ---------

Cowen & Company
CIBC Oppenheimer
Daiwa Securities America Inc.
                                                  ____ _____
                                                -------------
Total                                               2,150,000

                                  SCHEDULE B
                                  ----------

                                   EXHIBIT I

                                  EXHIBIT II